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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by Reference in this Registration Statement of our reports dated April 17, 2001 included in Brio Technology, Inc.'s Form 10-K for the year ended March 31, 2001 and to all references to our Firm included in this Registration Statement.


                                                    /s/ Arthur Andersen LLP

San Jose, California
November 2, 2001